UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-33609	30-0520478
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4520 East-West Highway, 3rd Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 5, 2012, Sucampo Pharmaceuticals, Inc. (the "Company") received a final binding decision on its claims in the dispute with its partner, Takeda Pharmaceutical Company Limited (“Takeda”) from the International Chamber of Commerce, International Court of Arbitration (“ICC”). The ICC did not agree with the Company’s claims and did not award any attorneys' fees or costs to either party. The Company is disappointed with the ICC's decision.

The Collaboration and License Agreement, between Takeda and the Company, and all of its terms, rights and conditions for AMITIZA(R) (lubiprostone) remains in effect, including the royalty rate arrangement.

Item 9.01  Financial Statements and Exhibits.

          (d)       Exhibits

                      The following exhibit relating to Item 8.01 shall be deemed to be furnished, and not filed:

                      99.1      Press Release issued by the registrant on July 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date:	July 6, 2012	By:		/s/ CARY J. CLAIBORNE
			Name:	Cary J. Claiborne
			Title:	Chief Financial Officer